UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

October 22, 2009

Date of Report (Date of earliest event reported)

Heritage Bankshares, Inc.

(Exact name of registrant as specified in its charter)

Virginia	0-11255	54-1234322
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

150 Granby Street, Norfolk, Virginia 23510

(Address of principal executive offices, including zip code)

757-648-1700

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 22, 2009, Heritage Bankshares, Inc. (the “Company”) issued a press release related to its results of operations and financial condition for the quarter and nine months ended September 30, 2009 (the “Press Release”). The text of the Press Release is included as Exhibit 99.1 to this report and is incorporated herein by reference. The information furnished pursuant to this Item 2.02 of this Form 8-K, including Exhibit 99.1 hereto, shall not be treated as “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The Company will include unaudited financial statements and additional analyses for the period ended September 30, 2009 as part of its Form 10-Q covering the period.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

99.1 Press Release issued by Heritage Bankshares, Inc. on October 22, 2009.

Heritage Bankshares, Inc. (Registrant)

Date: October 22, 2009

/s/ JOHN O. GUTHRIE
John O. Guthrie Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release issued by Heritage Bankshares, Inc. on October 22, 2009